EXHIBIT 24.1


                                POWER OF ATTORNEY

          We, the undersigned directors of HSBC USA Inc., hereby severally and individually constitute and appoint Philip S. Toohey, the true and lawful attorney-in-fact and agent of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) a registration statement of HSBC USA Inc. on Form S-3 to register senior debt securities, subordinated debt securities, junior subordinated debentures, preferred stock and guarantees of trust preferred securities, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents or instruments necessary or advisable in connection therewith, with the Securities and Exchange Commission, such attorney-in-fact and agent to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in and about the premises, as fully to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorney-in-fact and agent to any and all such instruments.

          This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.



Date: February 14, 2002                               /s/ Yousef A. Nasr
                                                   ---------------------
                                                   Name: Yousef A. Nasr
                                                   Title: Director


Date: February 14, 2002                              /s/ John R. H. Bond
                                                   ---------------------
                                                   Name: John R. H. Bond
                                                   Title: Director


Date: February 14, 2002                              /s/ Martin J. G. Glynn
                                                   ------------------------
                                                   Name: Martin J. G. Glynn
                                                   Title: Director


Date: February 14, 2002                              /s/ James L. Morice
                                                   ---------------------
                                                   Name: James L. Morice
                                                   Title: Director


Date: February 14, 2002                              /s/ Charles G. Meyer, Jr.
                                                   ---------------------------
                                                   Name: Charles G. Meyer, Jr.
                                                   Title: Director


Date: February 14, 2002                              /s/ Jonathan Newcomb
                                                   ----------------------
                                                   Name: Jonathan Newcomb
                                                   Title: Director


Date: February 14, 2002                              /s/ Henry J. Novak
                                                   --------------------
                                                   Name: Henry J. Novak
                                                   Title: Director


Date: February 14, 2002                              /s/ James H. Cleave
                                                   ---------------------
                                                   Name: James H. Cleave
                                                   Title: Director


Date: February 14, 2002                              /s/ Richard A. Jalkut
                                                   -----------------------
                                                   Name: Richard A. Jalkut
                                                   Title: Director


Date: February 14, 2002                              /s/ Salvatore H. Alfiero
                                                   --------------------------
                                                   Name: Salvatore H. Alfiero
                                                   Title: Director


Date: February 14, 2002                              /s/ Peter Kimmelman
                                                   ---------------------
                                                   Name: Peter Kimmelman
                                                   Title: Director